UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 24, 2017

Woodward, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-8408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1081 Woodward Way, Fort Collins, Colorado 80524
(Address of Principal Executive Offices) (Zip Code)

970-482-5811
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On July 24, 2017, Woodward, Inc. (the "Registrant") reported its results of operations for its third quarter, fiscal 2017. A copy of the news release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1 Press Release of Woodward, Inc. dated July 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

Dated: July 24, 2017	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy
Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Woodward, Inc. dated July 24, 2017